ULTIMUS MANAGERS TRUST1

AMENDED APPENDIX A

DATED JULY 31, 2026

TO THE

MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

(As Amended and Restated on August 23, 2022)

Fund	Classes
Adler Value Fund*	Institutional Class

Blue Current Global Dividend Fund	Institutional Class

Blueprint Adaptive Growth Allocation Fund	Institutional Class

HVIA Equity Fund	Institutional Class

Lyrical U.S. Value Equity Fund	Investor Class
Institutional Class
A Class
C Class

Lyrical International Value Equity Fund	Investor Class
Institutional Class

Q3 All-Season Systematic Opportunities Fund	C Class
Institutional Class

Q3 All-Season Total Return Fund	Institutional Class

Westwood Quality Value Fund	A Class
C Class
Institutional Class
Ultra Class

Westwood Quality SmallCap Fund	A Class
C Class
Institutional Class
Ultra Class

Westwood Alternative Income Fund	A Class
Institutional Class
Ultra Class

Westwood Income Opportunity Fund	A Class
C Class
Institutional Class
Ultra Class

Westwood Multi-Asset Income Fund	A Class

Institutional Class

Westwood Quality SMidCap Fund	Institutional Class
Ultra Class

Westwood Real Estate Income Fund	A Class
Institutional Class

Westwood Broadmark Tactical Growth Fund	A Class
C Class
Institutional Class

Westwood Salient MLP & Energy Infrastructure Fund	A Class
C Class
Institutional Class
Ultra Class

Westwood Broadmark Tactical Plus Fund	A Class
F Class
Institutional Class

* Adler Value Fund is liquidating on August 20, 2026.

1 The following series of the Trust are not included in this Plan, because such series have not designated a Class of Shares:

•	Lyrical U.S. Value Equity ETF;
•	Lyrical International Value Equity ETF;
•	Marshfield Concentrated Opportunity Fund;
•	Meehan Focus Fund;
•	Nia Impact Solutions Fund;
•	Q3 All-Season Active Rotation ETF;
•	Q3 All-Season Tactical Advantage ETF:
•	Wavelength Fund;
•	Westwood Enhanced Income Opportunity ETF;
•	Westwood Salient Enhanced Energy Income ETF;
•	Westwood Salient Enhanced Midstream Income ETF; and
•	Westwood Salient Enhanced Power & Infrastructure ETF.